UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2024 (July 19, 2024)

CONX Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-39677	85-2728630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. Santa Fe Dr.

Littleton, CO 80120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 472-1542

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered(1)
Class A common stock, par value $0.0001 per share	CONX	N/A
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CONXW	N/A

(1) On May 2, 2024, the Nasdaq Hearings Panel notified the Company of the Panel’s determination that the Company’s securities would be delisted from Nasdaq. Trading of the Company’s securities on Nasdaq was suspended at the open of trading on May 6, 2024. On July 19, 2024, Nasdaq filed a Form 25 with the Securities and Exchange Commission to delist the Company’s securities from Nasdaq. The delisting will become effective on July 29, 2024. As of May 24, 2024, the Company’s Class A common stock and public warrants are quoted and traded on the OTCQX Market operated by OTC Markets Group Inc. under the symbol “CNXX” and “CNXXW,” respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by CONX Corp., a Nevada corporation (the “Company”), on May 2, 2024, the Nasdaq Hearings Panel (the “Panel”) notified the Company of the Panel’s determination that as a result of the Company’s Market Value of Publicly Held Securities as of May 1, 2024, the Company did not comply with Nasdaq IM-5101-2. Trading of the Company’s securities on Nasdaq was suspended at the open of trading on May 6, 2024.

On June 24, 2024, the Company withdrew its appeal of the Panel’s decision and the Nasdaq Listing and Hearing Review Council did not call the matter for review. On July 19, 2024, Nasdaq filed a Form 25 with the Securities and Exchange Commission to delist the Company’s securities from Nasdaq. The delisting will become effective on July 29, 2024.

As of May 24, 2024, the Company’s Class A common stock and public warrants are quoted and traded on the OTCQX Market operated by OTC Markets Group Inc. under the symbol “CNXX” and “CNXXW,” respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONX Corp.

Date: July 24, 2024	By:	/s/ Kyle Jason Kiser
	Name:	Kyle Jason Kiser
	Title:	Chief Executive Officer

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